File # 33-20158
File # 811-5469
                            Form N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
_________

Post-Effective Amendment No.   19



                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 19


                (Check appropriate box or boxes.)

                          WEXFORD TRUST
       (Exact Name of Registrant as Specified in Charter)

           12300 Perry Highway, WEXFORD, PA 15090-8318
            (Address of Principal Executive Offices)

 Registrants Telephone Number, including Area Code    724-935-
                      5520 or 800-860-3863

 Ronald H. Muhlenkamp, 12300 Perry Highway, Wexford, PA  15090-
                              8318
             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

       immediately upon filing pursuant to paragraph (b) on (5/1/99) pursuant to paragraph (b)
      x 60 days after filing pursuant to paragraph (a)(1)
       on (date) pursuant to paragraph (a)(1)
       75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

if appropriate, check the following box:
  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                      CROSS REFERENCE SHEET
                    (as required by Rule 495)

N-1A Item No.                                Location

Part A

Item 1.		Front and Back Cover Pages				Front and Back Cover Pages

Item 2.		Risk/Return Summary: Investments,			Risk/Return Summary
		Risks and Performance

Item 3.		Risk/Return Summary:  Fee Table 			Risk/Return Summary
Item 4.		Investment Objectives, Principal Strategies,		Investment Objective,
		And Related Risks.					Strategies and Risks

Item 5.		Managements Discussion of Fund Performance		not applicable



Item 6.		Management Organization and Capital Structure		Management and
									Organization

Item 7. 	Shareholder Information					Shareholder Information

Item 8.  	Distribution Arrangements				Distribution Arrangements

Item 9.  	Financial Highlights Information			Financial Highlights













Part B-Statement of Additional Information

Item 10.	Cover Page and Table of Contents			Cover Page and Table of
									Contents

Item 11. 	Fund History						Fund History

Item 12.	Description of the Fund and its			Fund History; Investment
		Risks							Policies and Limitations
									and Investment
									Techniques

Item 13.	Management of the Fund				Management, General
									Information


Item 14.	Control Persons and Principal Holders of
		Securities						General Information

Item 15.	Investment Advisory and Other Services		Management, General
									Information

Item 16.	Brokerage Allocation and Other Practices		Portfolio Transactions

Item 17.	Capital Stock and Other Securities			General Information

Item 18.	Purchase, Redemption and Pricing of			Purchase and Redemption
		Shares							Information; Net Asset Value

Item 19.	Tax Status						Taxes and Distributions

Item 20.	Underwriters						Management

Item 21.	Calculation of Performance Data			Fund Performance and
									Related Information

Item 22.	Financial Statements					Financial Statements



Part C

23.  Exhibits

24.  Persons Controlled by or Under Common Control with

  Registrant

25.  Indemnification

26.  Business and Other Connections of Investment Adviser

27.  Principal Underwriters

28.  Location of Accounts and Records

29.  Management Services

30.  Undertakings



Signature Page


[LOGO]


PROSPECTUS

                           May 1, 1999

                         MUHLENKAMP FUND
                          P.O. Box 701
                    Milwaukee, WI 53201-0701
                          (800) 860-3863
                   e-mail: fund@muhlenkamp.com
                  Web Site: www.muhlenkamp.com




TABLE OF CONTENTS

Fund Basics
Fund Expenses
Management
Shareholder Information
Distributions
Taxes
Financial Highlights
For More Information


                                        INVESTMENT OBJECTIVE
Maximize total return by acquiring and holding a diversified list of common stocks



The Securities and Exchange Commission does not approve or pass upon the content of this prospectus. Any representation to the contrary is a criminal offense.














                           FUND BASICS

Goals and Objectives.
The investment objective of the Fund is to seek to maximize the total return to its shareholders through a combination of income from dividends and interest and from capital appreciation, consistent with reasonable risk. To pursue this goal, the Fund normally invests in a diversified list of common stocks. The Fund may also invest in fixed-income or debt securities from time to time as substitutes for stocks when market conditions, in the opinion of the investment advisor, warrant such a move. The investment adviser believes that these conditions are unusual. The advisor has managed money for over 30 years.
During this time, he has developed a method for analyzing fundamental economic conditions, the markets, and individual securities. The decision-making criteria for owning equity securities uses a combination of corporate returns on equity and price-to-book value ratios. The advisor seeks equity securities in which the above criteria indicate to the advisor that available returns may exceed the current inflation rate (as measured by the Consumer Price Index) by 4%. Common stocks acquired will generally be of companies whose securities are listed on the major securities exchanges. The Fund may also purchase selected companies that are traded in the over-the-counter market.
The investment advisor to the Fund does not subscribe to the philosophy that securities can be acquired and held forever.
The adviser believes that securities markets, as well as industries and companies, can be cyclical in nature as a result of inherent industry, corporate, or even international factors, such as technological, economic, monetary, social or political forces, either alone or in combination with one another. The life span of such cycles will vary and may be long or short-term. For these reasons, the advisor places emphasis on a business-like evaluation of current conditions and studies market history to get a better understanding of security values under different conditions, but does not try to apply historical evaluation methods directly to todays markets. While short-term swings in the marketplace are not ignored, they are subordinated by the Funds advisor to the quest for long-term values.

Basic investment goals the investment advisor shall bear in mind as it seeks to maximize the Funds total return to shareholders are: (1) to preserve capital; and (2) to achieve its return expectations without subjecting the portfolio to unacceptable business or market risks.

The fund may purchase and sell put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the funds return. At this time the Fund does not intend to invest (i.e., purchase & sell call and put options) on more than 5% of its net assets in options.

Principal Risks

     Like any investment, an investment in the fund is subject to risk. The value of your investment can go up and down. This means that you could lose money. While investments are selected, which the Investment Adviser believes will experience long-term growth, there can be no assurance that the objective will be met. The fund is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. Investments in value stocks are subject to the risk that the market may never realize their value, or their prices may go down.. Short-term volatility often accompanies a long-term approach to investing. These and other factors could adversely affect your investment.

     Side bar

     The types of investments that the fund may invest in are fairly broad, including stocks, bonds, cash equivalents and other investment companies. The purpose of the broad list of types of investments is to allow flexibility in managing the assets. This flexibility also entails the risk that assets will be invested in various types of securities at the wrong time and prices. The fund may also invest in options. This practice is used primarily to hedge the funds portfolio and may also be used to increase returns, however, there is risk that such practice sometimes may reduce returns or increased volatility.
     End side bar

The following chart illustrates how fund results vary over time.
The Muhlenkamp Funds     past performance is not necessarily an
indication of how it will perform in the future.


1998 3.22%
1997  33.30%
1996 29.96%
1995 32.96%
1994 -7.17%
1993 18.09%
1992 15.77%
1991 45.39%
1990 -14.86%
1989 12.45%
     During the 10-year period shown in the bar chart, the highest return for a quarter was 12.48% (quarter ending
     12/31/98) and the lowest return for a quarter was was -21.2% (quarter ending 09/30/98).

     Side bar
     An investment in this fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It should be considered a "long-term" investment.
     End Side Bar









Average Annual     One Year       Past 5 years   Past 10 years
 Total Returns


Muhlenkamp Fund      3.22%           21.38%           15.43%
  S & P 500*        28.12%           23.93%           18.74%

*The S & P 500 is the Standard & Poors Composite Index of 500
Stocks, a widely recognized, unmanaged index of common stock prices.


                          FUND EXPENSES

     As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of the fund assets. Shareholder transaction fees are paid from your account.

     Shareholder Fees (expenses that are deducted from your account) -

     *
     Footnote: Investors may be charged an account maintenance charge if their account falls below the established minimums. Investors may be charged a fee by their broker if they effect transactions through a broker or agent.

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

     Management Fees..........    1.0%
     Distribution (12b-1) Fees.......................    None
     Other Expenses............   0. 36%
     Commission Credits used to Pay Expenses.  -0.04%
     Total Annual Fund Operating Expenses...   1.32%

          Example: This example is intended to help you compare the cost of investment in the fund with the cost of investing in other mutual funds.

          This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year   3 years  5 years  10 years
          13             41        70        153


side bar
     Fees:

     Management fee: fee paid to the investment adviser for managing the funds portfolio.

     Distribution fee: fee paid to the funds distributor for maintaining shareholder accounts, providing information for prospective investors and account maintenance.

     Other expenses: fees paid by the fund for miscellaneous items such as asset custody, shareholder record keeping, fund administration, and registration fees.
     End side bar

                           MANAGEMENT

The Investment Advisor for the fund is Muhlenkamp & Co., Inc.,
12300 Perry Hwy, Wexford, Pennsylvania, 15090, is a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp.

The advisor receives a fee from the fund equal to 1% per annum of the average daily market value of its net assets. Under terms of the advisory agreement, total Fund expenses cannot under any circumstances exceed 2% of the Funds net assets. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses shall be paid by the advisor. Muhlenkamp & Co., Inc. and its principal, Ronald H. Muhlenkamp, has served as portfolio manager and/or investment advisor to corporations, individuals, pension and profit-sharing plans and endowment funds since 1978. Mr. Muhlenkamp has been active without interruption since 1970 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional
clients, in addition to the Fund.   The advisor is registered
with the Securities and Exchange Commission under the Investment Advisors Act of 1940.
Mr. Muhlenkamp holds an engineering degree from Massachusetts Institute of Technology, an MBA from Harvard Business School and he has earned the Financial Analyst Federations designation as a "Chartered Financial Analyst".

[side bar]
Year 2000.Many computer systems used today cannot tell the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cant guarantee that this wont be a problem, the Funds service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the new millennium. In addition, your investment in the Fund could be adversely affected if a company that the Fund has invested in has, or is perceived to have, a Year 2000 problem.

[End side bar]

[SIDE BAR]

Ron Muhlenkamps liquid assets and the entire Muhlenkamp &
Company pension plan are invested in the Muhlenkamp Fund.

[END SIDE BAR]

[SIDE BAR]
Communication
The Muhlenkamp Fund is proud to serve shareholders of all asset sizes. All shareholders receive a copy of the Muhlenkamp
Memorandum each quarter. This newsletter explains the advisors view of current and long-term investment conditions.
[End side bar]

Auditor: Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, PA 15222-5401 has been appointed as the independent certified public accountant and auditor for the Fund. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Fund.

Distributor: Wexford Trust, P.O. Box 598 Wexford, PA 15090-8318,
Tel: (800) 860-3863, acts as the sole distributor of fund shares issued. As of the date of this Prospectus, Muhlenkamp Fund was the only fund of the Wexford Trust series registered and in existence.

Transfer Agent and Service Provider:  Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.

                     SHAREHOLDER INFORMATION

Purchasing Shares

You may open an account with an initial investment of $1,500.
If you choose to participate in the Automatic Investment Program the minimum initial investment is $200. The Automatic Investment Program requires a minimum investment of $50 per month to be automatically invested from your checking or savings account.
By calendar year end all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; or an account value greater than $1,500; or be enrolled in the Automatic Investment Program . Accounts that do no not meet one of these three criterions will be charged a $15 fee, paid to the Fund to lower expenses. We will check accounts and charge this fee annually. Your price for fund shares is the funds net
asset value per share ("NAV").   The NAV is calculated each day
the New York Stock Exchange (NYSE) is open and is based on the value of the funds investments. These investments are priced based on their current market value. When market quotations are not readily available, the investments are priced at fair value as determined by the funds pricing committee.

Opening an Account

Send the application and a check made payable to the Muhlenkamp
Fund c/o Firstar Mutual Fund Services, LLC P.O. Box 701,
Milwaukee, WI  53201-0701.

You may also open an account by having your investment wired to the fund. You must first call the Transfer Agent at 800-860-
3863 to set up your account and receive an account number.
Then, you should provide your bank with the following information:

     Firstar Bank, Milwaukee, NA
     ABA #075000022
     Attn:  Muhlenkamp Fund
     D.D.A. #112-952-137
     For further credit to shareholder account name
     For the Shareholder Account Number
     Attn:  Mutual Fund Services


Additional Investments

You may purchase additional shares at any time by mail or wire.
Each additional purchase should reference your name, account number and the name of the fund. The minimum requirement for additional purchases is $50.

[sidebar]
Net Asset Value- This is the price per share of a mutual fund. It is determined by taking the total market value of the funds assets (assets - liabilities) divided by the total number of fund shares outstanding. The NAV is calculated for each day as of the close of business of the New York Stock Exchange. Securities in the funds portfolio will ordinarily be valued based upon market quotes. If quotations are not available, securities or other assets will be valued by a method, which the Trustees believe most accurately reflects fair value.
End side bar

Side bar

IRA and Retirement Accounts-The fund offers IRA and Retirement Accounts to any employed individual and his or her spouse. The number and amounts may be limited by the maximum allowed contribution per year. Existing IRA accounts may be rolled over into a new "self-directed IRA account" that invests in shares of the fund. The forms and disclosures needed before investing IRA money in fund shares may be obtained by calling the fund.

End side bar


Selling shares

You may sell all or some of your shares on any day that the fund is open for business by mail or telephone. You may redeem by calling the fund at 800-860-3863 (We must have an Electronic Funds Transfer form on file) or by sending your request by mail to Muhlenkamp Fund, c/o Firstar Mutual Fund Services, LLC P.O. Box 701, Milwaukee, WI 53201-0701.
Your shares will be sold at the next NAV calculated after the funds transfer agent accepts your order. You may receive your payment by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares.

Systematic Withdrawals

Shareholders with accounts that have at least $5,000 or more may direct that the fund pay an automatic monthly withdrawal of any amount to any designated payee. To take advantage of this service, you must make your request in writing, and provide the signature(s) of the owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each month to raise money to make the payments. These redemptions may be a taxable event for you.

Minimum Account Balance

The fund reserves the right to redeem any shareholder account that has a balance less than $1,500 due to redemptions (excluding participants in the Automatic Investment Program), not due to market value. The fund charges a 15.00 annual fee for shareholder accounts that are maintained in an amount less than 1,500. Shareholders who participate in the automatic investment program will pay the maintenance charge if their account falls below $200.


                          DISTRIBUTIONS

The fund pays dividends annually to shareholders from net investment income and any net capital gains that it has realized
during the year..   Please refer to the Financial Highlights
section of this prospectus for a history of the dividend distribution. Please note that the fund has paid only two capital gain distributions in its history making it very tax efficient.

For your convenience, dividends and capital gains are automatically reinvested in the fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the fund. For cash distributions you need to telephone the Fund at (800) 860-3863 . You will receive confirmation that shows the payment amount and a summary of all transactions. Check are normally mailed within five business days of the payment date.



                              TAXES

  As with any investment, you should consider how your investment in the fund would be taxed. For federal tax purposes, the funds income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. Each January, the fund mails you a form indicating the federal tax status of your dividend and capital gain distributions.

All shareholders must provide the fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the funds to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-US partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information and your own tax adviser for further information.

The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under the law, taxpayers in all brackets will have an advantage when it comes to capital gains tax rates. The Fund will provide information relating to the portion of any fund distribution that is eligible for the reduced capital gains tax rate.


[SIDE BAR]

Portfolio turnover averages less than 25% annually.  The
Muhlenkamp Fund has paid only two capital gain distributions in 10 years, totaling 36 cents per share.

[END SIDE BAR]






























                      FINANCIAL HIGHLIGHTS

Selected per share data and ratios for each share outstanding throughout each year ending on December 31st. The following table shows certain financial information for the fund. The selected per share data and ratio table comes from the funds financial statements, which have been audited by Deloitte &
Touche LLP, independent auditors. The audited financial statements may be found in the funds most recent annual report.

            SELECTED PER SHARE DATA AND RATIOS
    FOR THE YEARS ENDED DECEMBER 31, 1989 THROUGH 1998
                          1998     1997     1996     1995    1994

NET ASSET VALUE,           36.55   $27.52   $21.26  $16.23  $17.86
BEGINNING OF YEAR

  Income from
Investment Operations:
    Net investment          0.08     0.18     0.14   0.21    0.11
income (1)
    Net gains or            1.80     8.98     6.23   5.14   (1.39)
(losses) on securities
(3)

          Total From        1.18     9.16     6.37   5.35   (1.28)
Investment Operations

  Less Distributions:
    Dividends (from       (0.08)   (0.13)   (0.11)  (0.21)  (0.10)
investment income)
    Distributions (from             -         -     (0.11)  (0.25)
capital gains)
    Return of capital               -         -       -       -

          Total           (0.08)   (0.13)   (0.11)  (0.32)  (0.35)
Distributions

NET ASSET VALUE, END OF   $37.65   $36.55   $27.52  $21.26  $16.23
YEAR

Total Return (2)           3.22%   33.28%   29.96%  32.9%  (7.20)%

Net Assets, End of      $194,962 $125,460  $42,038 $23,571 $16,610
Period (000s omitted)

Ratio of Total Expenses    1.36%    1.44%    1.56%   1.4%   1.57%
to Average Net Assets
(2)

Ratio of Net Expenses      1.32%    1.33%    1.54%  1.35%   1.52%
to Average Net Assets
(2)

Ratio of Net Investment    0.21%    0.53%    0.58%  1.10%   0.70%
Income to Average Net
Assets (3)

Portfolio Turnover Rate   27.03%   13.89%   16.90%  22.70%  25.60%









            SELECTED PER SHARE DATA AND RATIOS
    FOR THE YEARS ENDED DECEMBER 31, 1989 THROUGH 1998
                         1993   1992   1991    1990      1989

NET ASSET VALUE,        $15.20 $13.25  9.21   $11.05    $10.04
BEGINNING OF YEAR

  Income from
Investment Operations:
    Net investment       0.12    0.20  .13     0.19      .39
income (1)
    Net gains or         2.63    1.89  4.05   (1.83)     0.86
(losses) on securities
(3)

          Total From     2.75    2.09  4.18   (1.64)     1.25
Investment Operations

  Less Distributions:
    Dividends (from     (0.08) (0.14) (.11)   (0.19)    (0.25)
investment income)
    Distributions (from   -      -      -        -        -
capital gains)
    Return of capital   (0.01)   -    (.03)      -        -

          Total         (0.09) (0.14) (.14)   (0.19)    (0.25)
Distributions

NET ASSET VALUE, END OF $17.86 $15.20 $13.25   $9.21    $11.04
YEAR

Total Return (2)        18.10% 15.80% 45.40% (14.86%)   12.50%

Net Assets, End of      $12,057        $1,962  $1,183    $1,104
Period (000s omitted)         $4,716

Ratio of Total Expenses 1.30%   1.41% 1.71%    1.76%    1.54%
to Average Net Assets
(2)
Ratio of  Net Expenses  1.23%   1.28%   -        -        -
to Average Net Assets
(2)

Ratio of Net Investment 0.70%   1.44% 1.17%    1.95%    3.04%
Income to Average Net
Assets

Portfolio Turnover Rate 14.10% 20.10% 52.50%  47.47%    34.46%



(1) Computed on weighted average number of shares outstanding during the year.

(2)  During the years ended December 31, 1992 through
  1998, the Fund utilized commission credits of $4,240, $5,950, $8,830, $11,000, $5,000, $47,425 and _58,010,
  respectively, to pay certain expenses of the Fund. The total return for the Fund would have been 15.6%, 18.0%, (7.2)%, 32.9%, 29.9%, 33.2% and 3.3% for the years ended December 31, 1992 through 1998, respectively, without the credits.
(3) The amount shown in this caption for a share outstanding does not coorrespond with the aggregate net realized and unrealized gains or (losses) on security transactuioins for the year ended December 31, 1998, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See notes to financial statements.




[Back Cover]


                      FOR MORE INFORMATION

General Information and Other Available Information
The fund sends investors a semi-annual report and an audited annual report. These reports include a list of the fund investments and the funds financial statements. The annual report also contains a statement from the investment adviser discussing market conditions and investment strategies that significantly affected the funds performance during its last fiscal year.

The fund has a Statement of Additional Information that contains more detailed information on all aspects of the fund and is incorporated by reference into this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SECs Public Reference Room (1-800-SEC-0330) or on the SECs web site at http://www.sec.gov.

Shareholders may obtain any of these documents free of charge by calling the fund at 800-860-3863.
This information is also available at the funds web site located at www.muhlenkamp.com.



Investment Company File No.   811- 5469

Muhlenkamp Fund Symbol: MUHLX
Muhlenkamp Fund CUSIP Number: 962096103


               STATEMENT OF ADDITIONAL INFORMATION
                               for

                         MUHLENKAMP FUND

                          [May 1, 1999]

MUHLENKAMP FUND [the "Fund"], a series of the Wexford Trust, is an open-end diversified investment management company organized as a business trust.

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds Prospectus dated the same date, a copy of which may be obtained without charge from the Fund by writing its corporate offices at 12300 Perry Highway, Suite 306, Wexford, PA 15090-8318 or calling
(800) 860-3863.

The Funds most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of the independent auditors that appear in the Annual Report are incorporated by reference in this Statement of Additional Information.
                     Table of Contents1

                                                          Page

Fund History                                               2

                                                           2


Investment Objectives and Policies
Options                                                    3

Investment Restrictions                                    5

Non-Fundamental Investment Restrictions                    6

History and Background of Investment Advisor               7

Board of Trustees                                          8

Investment Advisory Board                                  9

Brokerage Allocations                                     10

Net Asset Value Calculation                                10

Purchase of Shares                                         10

Redemption of Shares                                       12

Federal Income Tax Status2                                 12

Capital Structure                                          13

Performance Data                                           13

Financial Information                                      14
Significant Shareholders                                   15

Appendix                                                   15


Custodian:         Investment Advisor:     Transfer Agent
Firstar Bank       Muhlenkamp & Co., Inc.
Milwaukee, N.A.    12300 Perry Highway,    MUHLENKAMP FUND
777 E. Wisconsin   Suite 306               c/o Firstar Mutual Fund
Avenue             Wexford, PA 15090-8318  Services, LLC PO Box 701
Milwaukee, WI      Tel:                    Milwaukee, WI 53201-0701
53202              (800) 860-3863
                   e-mail:
                   fund@muhlenkamp.com





                          Fund History

The Fund is a series of the Wexford Trust, which was organized as a Massachusetts Business trust on September 21, 1987. The Trust is an open-end investment management company established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 6, 1988(the "Trust Agreement") The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund operates as a diversified fund. This means that that with respect to 75% of its assets, the Fund will not invest more than 5% in any single issuer.

Fund capital consists of an unlimited number of shares of
beneficial interest having a par value of $.001 each.   When
issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. As part of a trust, each fund has its own Board of Trustees which supervise fund activities and review contractual arrangements. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to amend the contract with its investment advisor, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Declaration of Trust. A majority of Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote so long as such appointments do not produce a majority of Trustees holding office. The Fund offers its own shares exclusively.
All shareholder inquiries should be directed to the Muhlenkamp Fund at the address and telephone number listed on the cover of this Prospectus.



                Investment Objective and Policies

It is the intention of the Fund to attempt to maximize total returns for its shareholders by seeking income from dividends and interest as well as capital gains from increases in the value of its investments. The Fund invests in common stocks most of the time unless the stock market environment has risen to a point where the advisor to the Fund, Muhlenkamp & Co., Inc., (MCI), can no longer find equity securities that have been determined to be undervalued. During such periods the Fund will invest in fixed-income or debt investments until such time as more attractive common stocks can be found for purchase.

MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of management. Therefore, the Funds advisor spends time assessing managements ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. There can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCIs belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, feels that the recognition of true business worth has not yet been attained in the stocks current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

Consistent with MCIs objective of seeking to maximize total returns for Fund shareholders MCI from time to time may also choose to invest some or all of the Funds assets in fixed-income or debt investments of the types more fully described in the Funds Prospectus dated this same date. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed income investment restrictions is contained in the Appendix of Statement of Additional Information).

MCI recognizes that while the Fund remains small in size (less than $300million in total assets at current market), MCI may have greater flexibility in achieving its objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved unto itself the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever in its collective wisdom it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so.
It should be clear to investors in Fund shares that MCI believes income is important in maximizing total returns. The Funds advisor is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (For Details, See Federal Income Tax Status.) Fund shareholders should understand that when MCI makes investment decisions, such tax considerations will be secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual companys attractiveness as an investment. It is also founded on MCIs belief that tax rates in general, are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

                            OPTIONS34

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Funds return. The fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the strike price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or
(ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Funds losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Funds losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Funds investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase
& sell call and put options) more than 5% of its net assets in options.

Risks of Hedging and Return Enhancement Strategies

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment advisor believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction.
The inability to close option positions also could have an adverse impact on the Funds ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.


                     Investment Restrictions

Under the terms of the By-Laws of the Fund on file in its Registration Statement under the Investment Company Act of 1940, the Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-Laws and in accordance with requirements under the Investment Company Act of 1940. Accordingly, the Fund will not:

[A]  Invest in the purchase and sale of real estate.
[B] Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs.
[C] Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing.
[D] Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Funds assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.
5
  [E] Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.
[F] Invest or deal in securities which do not have quoted markets.
[G] Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or government agency securities.
[H] Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. government securities.
[I] Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.
[J] Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.
[K]  Sell securities short.
[L] Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)
 [M] Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund utilizes computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as "money market funds". The primary investment objective of the money market funds is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. government and agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Funds assets. 6


             Non-Fundamental Investment Restrictions

Pursuant to Agreements with State Regulators,
A.  Invest in Real Estate Limited Partnerships.
B. Invest in warrants in excess of 5% of the Funds Net Assets; no more than 2% of the
      Funds net assets may be invested in warrants not listed
  on the NY or American Stock
      Exchanges.
C. Under normal market conditions the Fund may not hold more than 15% of net assets in illiquid securities.
D. Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission.
 .

          History and Background of Investment Advisor

The investment advisor to the Fund is Muhlenkamp & Co., Inc., [MCI]. MCI is a Pennsylvania corporation practicing as an Investment Advisor. MCI is registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the Pennsylvania Securities Commission, Harrisburg, PA.

MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name which has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCIs principal activity is to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCIs principal investment professional, has been employed or active as an investment advisor doing investment research or managing investment portfolios since 1970. In addition to the above duties, he holds responsibilities as President and Director of MCI and is the principal in charge of all its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology and a Masters of Business Administration degree from Harvard Business School. In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.

Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC., before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975 Mr. Muhlenkamp joined C.S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977 Mr. Muhlenkamp left C.S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.

It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios and which has been described herein and in the Fund Prospectus.

However, relative to individually managed accounts , the Fund will have more freedom to sell stocks when they reach price targets, regardless of tax implications. This is so because investment portfolios for individuals tend to be more constrained by tax considerations than the Fund intends to be. As a result, turnover for regulated investment company portfolios, on average, is higher than for individual portfolios.

MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives
compensation.   MCI, as investment advisor to the Fund,  renders
such services under a contract that provides for payment to MCI of a fee, calculated daily and paid monthly, at the rate of 1% per annum of the Funds assets. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by most other investment companies. The advisory contract between MCI and the Fund is subject to approval annually by the Funds Board of Trustees, including a majority of the disinterested Trustees, and is terminable upon 30 days written notice, one party to the other.

All employees of the investment advisor who perform duties for the Fund shall remain employees of MCI, which shall bear all employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, such contract is automatically terminated. It is anticipated that total costs of Fund operation will be restricted by regulations in those states in which the Fund anticipates it will seek to be registered. At present this maximum fee restriction is commonly set at 2% of the total assets of the company.

                        Board of Trustees

The names of Board of Trustees of the Fund, as elected by shareholders at the trusts Annual Meeting of Shareholders, and their respective duties and affiliations are as follows:


                                            Past Five Year
                      Position With         Business
Name and Address      The Fund              Affiliations
                                            and Primary
                                            Occupation
Ronald H.             President,  Trustee   Investment Advisor
Muhlenkamp*                                 and Principal,
Muhlenkamp &                                Muhlenkamp &
Company, Inc                                Company, Inc.
12300 Perry Hwy               Treasurer &      Principal,
Muhlenkamp &
Wexford, PA 15090             Trustee
Co., Inc.

Alfred E. Kraft       Trustee               Management
202 Fan Hollow Rd                           Consultant
Uniontown, PA 15401

Terrence McElligott   Trustee               President, West Penn
4103 Penn Ave                               Brush & Supply, Inc.
Pittsburgh, PA 15224
     *Interested persons as defined under the Investment Company Act of 1940


                                        Pension or
                                        Retirement      Estimated
                 Position   Aggregate   Benefits        Annual
Name             with Fund  Remunerati  Accrued During  Benefits
                            on          Registrants     Upon
                                        latest fiscal   Retirement
                                        Year
Ronald H.        Trustee &  0           0               0
Muhlenkamp       Pres.
Alfred E. Kraft  Trustee    0           0               0
Terrence         Trustee    0           0               0
McElligott






                    Investment Advisory Board

Although the Fund currently has no advisory board, the BY-LAWS of each fund series permits the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the president and the trustees to define and set overall investment strategies in an attempt to reach the Funds investment objectives as stated. Members of this advisory board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve totally at the pleasure of the President. They will have no direct, active contact with the Fund, they will have no knowledge of its daily operations nor are they to be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees, and by MCI from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.

In the opinion of the advisor the combined experience and insight of advisory board members tends to support the Funds objectives and is expected to prove useful to the investment advisor to the Fund.

                      Brokerage Allocations

It is the Funds policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its share-holders, all factors considered.

                   Net Asset Value Calculation

The net asset value per share is computed by dividing the aggregate market value of Fund assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange (NYSE), which is currently 4:00 p.m. (New York City time), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays
Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed-income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income or debt securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed-income or debt securities. Money market instruments are valued at cost which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange
Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                       Purchase of Shares

Initial Purchases: Investors may begin an investment in Fund shares with US $1,500 by simply completing and signing the enclosed application form. The $1,500 minimum is reduced to $200 for those new accounts participating in the Automatic Investment Plan (AIP). All accounts must have a valid tax identification number. Return the form to MUHLENKAMP FUND,c/o Firstar Mutual Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701, along with a check made payable to the "MUHLENKAMP
FUND".     Third party checks, credit cards, and cash will not
be accepted. A sample copy of the application form is made a part of the Funds Prospectus and is available to prospective investors upon request to the Wexford Trust, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the net asset value determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.
  The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The
  Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee, accepts the order. Customer orders will be priced at the Funds Net Asset Value next computed after an authorized broker accepts them, or the brokers authorized designee.

Minimum Requirements: As of December 30, 1999 all accounts must have investments totaling $1,500 or more; or an account balance greater than $1,500; or be enrolled in the AIP. Accounts that do not meet one of these three criteria will be charged a $15 fee, paid to the fund to lower overall expenses. We will check accounts and charge this fee annually.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by mail MUHLENKAMP FUND, c/o Firstar Mutual Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701. Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by telephone by calling 800-860-3863.All subsequent purchases must be made with no less than $50, which is also the minimum for participating in the Automatic Investment Plan. (See Automatic Investment Plan.) These minimum requirements also apply to IRAs, Retirement Accounts and UGMA Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. Third party checks, credit cards, and cash will not be accepted. No sales charge shall be made for subsequent purchases7.

Reinvestments: The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

Issuance of Share Certificates: All shareholders, by law, are entitled to ask to have share certificates issued. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are being strongly encouraged to have all shares held in an account maintained by the Fund itself, as has become the custom within the mutual fund industry.

Automatic Investment Plan:   The Automatic Investment Plan
allows shareholders to authorize the Muhlenkamp Fund to debit their bank account for the purchase of Muhlenkamp Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholders bank account. In order to participate in the Automatic Investment Plan an account in the Muhlenkamp Fund must be opened with a minimum of $200 (IRAs included) and an application for automatic investment must be completed. Cancellation of the automatic investment plan or changes to the amount or frequency of the automatic purchase may be made at any time, by notifying the Muhlenkamp Fund in writing at least 5 days before the order is effective.

Shares will be purchased at the price next determined following receipt of funds by the Muhlenkamp Fund. The Muhlenkamp Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholders bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

To establish an automatic investment plan for a Muhlenkamp Fund account, complete the Muhlenkamp Fund Automatic Investment Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Muhlenkamp Fund receives the Automatic Investment Application in good order.

                      Redemption of Shares

Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Funds
Prospectus dated this same date.   All normal voluntary,
involuntary or Systematic Monthly Withdrawal redemptions are subject to the terms and conditions as set forth in the prospectus.

All shareholders, by law, are entitled to ask to have share certificates issued. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are being strongly encouraged to have all shares held in an account maintained by the Fund itself, as has become the custom within the mutual fund industry. If share certificates are issued for any reason, however, and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates must be signed and contain a proper signature guarantee by an official of a commercial bank or a New York Stock Exchange member firm, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.

Shareholders participating in the Automatic Investment Plan may have the proceeds of their redemption deposited directly into the account previously designated on the Automatic Investment Application. Under most circumstances, payments will be transmitted on the third business day or no later than 7 calendar days following receipt by the Muhlenkamp Fund of a valid request for redemption.

                    Federal Income Tax Status

It is intended that the Fund qualify for and elect the special
tax treatment afforded a "regulated  investment   company" under
subchapter M of the Internal Revenue Code. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Invest and re-invest so that less than 30 percent of its gross income is derived from the sale or other disposition of stock or securities held for less than three months; (4) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; (5) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

Dividends paid out as distributions to Fund shareholders are derived from interest and dividends it receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.

  A regulated investment company must also provide a written statement on or before January 31 of the subsequent year containing the following information: The name and address of the regulated investment company; the name and address of the shareholder; a statement indicating that the pass-through entity is required to report the amount of the allocable affected expenses pursuant to Regulation Section 1.67(n)(i)(i); the amount of income deemed distributed to the investor; and the amount of expenses required to be allocated to the investor.
                        Capital Structure

Under the terms of the Trusts Declaration of Trust, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Declaration and bylaws: (1) elects a majority of Fund Trustees; (2) must approve advisory contracts;
(3) can terminate the Trust; and 4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of over- seeing the day to day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as a majority of Trustees then serving have been elected by shareholders.

                        Performance Data

The average total return quotations for 1, 5, and 10 years ending on 12/31/98 are as follows. It equates the initial amount to the Ending Redeemable Value: P(1+T)^n=ERV.
P = Initial Purchase of $1,000
T = Average Annual Total Return for the period.
n = Number of Years in the period.
ERV = Ending Redeemable Value at end of applicable 1, 5, and 10 year periods, or fraction thereof.

 Period    Initia  Average    Ending Redeemable
             l     Annual           Value
           Purcha  Return         (12/31/98)
             se
 1 Year    $1,000   3.22%           $1,032
 (since
12/31/97)
 5 Years   $1,000                   $2,207
 (since            17.16%
12/31/93)
10 Years   $1,000                   4,199
  Since            15.36%
12/31/88

The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Funds total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Funds dividends and capital gains distributions are reinvested. A cumulative total return reflects the Funds performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Funds performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Funds return, investors should recognize that such figures are not the same as actual year -by-year results.

                      Financial Information

The Funds most current Financial Statements are provided to all as part of the Prospectus and will also be furnished without charge upon request by calling or writing the Investment Advisor for the Fund at the address on the cover of this Statement of Additional Information. The annual report contains further information about the Funds performance.
The Fund will mail a semi-annual report to shareholders maintaining an active account on June 30th of the current fiscal year. Annual reports will be mailed to shareholders maintaining an active account on December 31st of the current fiscal year. However, the fund will not mail duplicate financial reports and prospectuses to shareholders having the same address of record. Shareholders can obtain additional copies of the financial reports and prospectus by calling or writing the Investment Advisor for the Fund at the address on the cover of this Statement of Additional Information.

                    Significant Shareholders

The following shareholders have a position with the Fund that is greater than 5% of total net assets as of the date of this statement:

National Financial Services
Charles Schwab & Company


























                            APPENDIX

Bond Rating Categories as Defined by Standard & Poors are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

  "A S&Ps corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.
  The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.
  The ratings are based on current information furnished by the issuer or obtained by S&Ps from other sources it considers reliable. S&Ps does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.
  The ratings are based, in varying degrees, on the following considerations:
I.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.  Nature of and provisions of the obligor;
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.
AAA - Debt rated AAA has the highest rating assigned by S&Ps. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB,B,CCC,CC,C - Debt rated BB,B,CCC,CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI - The rating is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.
NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."





                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Wexford, the State of Pennsylvania, this 1st day of May, 1999.

      Wexford Trust By Ronald H. Muhlenkamp, President


BY:
         Ronald H. Muhlenkamp, President &  Trustee



BY:
                  Alfred E. Kraft, Trustee


BY:
                Terrence McElligott, Trustee